File Nos. 33-83928
                                                          811-8762




                                          RETIREMENT PLAN SERIES ACCOUNT
                                                        OF
                                   GREAT-WEST  LIFE & ANNUITY INSURANCE COMPANY

                                                September 18, 1997

On page 1 of the prospectus please insert following:

Closing Investment Options

As of November 1, 1997, the Total Return Portfolio will be closed to new contributions and transfers. Unless you designate otherwise prior to November 1, 1997, any assets in and future contributions to the Total Return Portfolio will automatically be transferred to the Maxim Blue Chip Portfolio on November 1st.

If you wish to make transfers or allocation changes from the Total Return Portfolio to any other available investment offerings prior to November 1, 1997, please call KeyTalksm at 1- 800-456-5112, client services at 1-800-338-4015 or submit the appropriate transfer or change form.